Exhibit 3.35

CERTIFICATE OF FORMATION

OF

STONE ENERGY OFFSHORE, L.L.C.

This Certificate of Formation of Stone Energy Offshore, L.L.C. (the “LLC”), dated as of April 28, 2008, is being duly executed and filed pursuant to Section 18-201 of the Delaware Limited Liability Company Act (the “Act”) to form a limited liability company under the Act.

1. Name. The name of the limited liability company is Stone Energy Offshore, L.L.C..

2. Registered Office; Registered Agent. The address of the registered office of the LLC required to be maintained by Section 18-104 of the Act is:

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington, DE 19801

The name and the address of the registered agent for service of process on the LLC required to be maintained by Section 18-104 of the Act are:

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington, DE 19801

EXECUTED, as of the date written first above.

STONE ENERGY OFFSHORE, L.L.C.

By:	STONE ENERGY CORPORATION Its Sole Member

	By:	/s/ Andrew L. Gates, III
Andrew L. Gates, III
Senior Vice President, General Counsel and Secretary

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF FORMATION

OF

STONE ENERGY OFFSHORE, L.L.C.

May 10, 2018

Pursuant to Section 18-202 of the Delaware Limited Liability Company Act (the “Act’), the undersigned, an authorized person of Stone Energy Offshore, L.L.C. (the “Company”), a limited liability company organized and existing under Section 18-201 of the Act, does hereby certify that:

1.	The name of the limited liability company is “Stone Energy Offshore, L.L.C.”.

2.	The Certificate of Formation of the Company, dated April 28, 2008, is hereby amended by deleting paragraph 1 in its entirety and replacing it with the following new paragraph:

1. Name. The name of the limited liability company is Talos Resources LLC.

3.	This Certificate of Amendment becomes effective upon filing with the Delaware Secretary of State.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Amendment as of the date first written above.

SOLE MEMBER:

Talos Petroleum LLC

By:	/s/ Timothy S. Duncan
Name: Timothy S. Duncan
Title: President and Chief Executive Officer